                                                                    Exhibit 4.2


                                                                     OH&S DRAFT
                                                                       11/13/97


                             [FORM OF SERIES SUPPLEMENT]


               ---------------------------------------------------------

                              CC CREDIT CARD CORPORATION
                                      Transferor

                                  THE TRAVELERS BANK
                                       Servicer

                                         and


                                 THE BANK OF NEW YORK
                                       Trustee


                     on behalf of the Series [__________] Holders


                            SERIES [__________] SUPPLEMENT
                         Dated as of __________ ____, 19____

                                          to


                           POOLING AND SERVICING AGREEMENT
                         Dated as of __________ ____, 19____


                      TRAVELERS BANK CREDIT CARD MASTER TRUST I

                                 SERIES [__________]

               --------------------------------------------------------

                               TABLE OF CONTENTS

                                                                         Page

                                   ARTICLE I

                Creation of the Series [__________] Certificates

Section 1.1    Designation...............................................  1

                                   ARTICLE II

                                  Definitions

Section 2.1.   Definitions...............................................  2

                                  ARTICLE III

                              Servicer and Trustee

Section 3.1.   Servicing Compensation.................................... 17

                                   ARTICLE IV

      Rights of Series [__________] Certificateholders and Class C Interest
               Holder and Allocation and Application of Collections

Section 4.1.   Collections and Allocations............................... 17
Section 4.2    Determination of Monthly Interest......................... 20
Section 4.3.   Determination of Monthly Principal........................ 21
Section 4.4.   Required Amount........................................... 22
Section 4.5. Application of Class A Available Funds, Class B Available Funds, Class C Available Funds and Available Investor
               Principal Collections..................................... 24
Section 4.6.   Default Amounts; Investor Charge-Offs..................... 26
Section 4.7.   Excess Finance Charge Collections......................... 27
Section 4.8.   Reallocated Principal Collections......................... 28
Section 4.10.  Shared Principal Collections and Shared Transferor
               Principal Collections..................................... 29
[Section 4.11. Determination of [LIBOR].................................. 30
Section 4.12.  Principal Funding Account................................. 30
Section 4.13.  Class A Accumulation Period............................... 32
Section 4.14.  Reserve Account........................................... 32
[Section 4.15. Pre-Funding Account....................................... 34
[Section 4.16. Increases in Invested Amount.............................. 35
Section 4.18.  Designation of Class C Interest Terms; Sale of Class C
               Interests................................................. 35

                                          i-

                               TABLE OF CONTENTS
                                  (continued)
                                                                         Page

                                   ARTICLE V

         Distributions and Reports to Series [__________] Certificateholders

Section 5.1.   Distributions............................................. 36
Section 5.2.   Certificates and Statements............................... 37

                                   ARTICLE VI

                              Additional Pay Out Events

Section 6.1.   Additional Pay Out Events................................. 38

                                  ARTICLE VII

                    Optional Repurchase; Series Termination

Section 7.1.   Optional Repurchase....................................... 39
Section 7.2.   Series Termination........................................ 39

                                  ARTICLE VIII

                              Final Distributions

Section 8.1.   Sale of Receivables or Certificateholders' Interest Pursuant to
               Section 2.06 or 10.01 of the Agreement.................... 40

                                   ARTICLE IX

                                  Certificates

Section 9.1.   Book-Entry Certificates................................... 41
Section 9.2.   Uncertificated Securities................................. 41

                                   ARTICLE X

                           Miscellaneous Provisions

Section 10.1.  Ratification of Agreement................................. 42
Section 10.2.  Counterparts.............................................. 42
Section 10.3.  Governing Law............................................. 42
Section 10.4.  Notices................................................... 42
Section 10.5.  Amendments................................................ 42





                                       ii-

         SERIES [__________] SUPPLEMENT, dated as of __________ ____, 199__ (the
"Supplement"), among CC CREDIT CARD CORPORATION, a Delaware corporation, as Transferor, (the "Transferor"), THE TRAVELERS BANK, a Delaware state-chartered banking corporation, as Servicer (the "Servicer"), and The Bank of New York, a New York banking corporation, as Trustee (together with its sucessors in trust thereunder as provided in the Pooling and Servicing Agreement referred to below, the "Trustee") under the Pooling and Servicing Agreement dated as of __________ ____, 199__ (the "Agreement") among the Transferor, the Servicer and the Trustee.

                                PRELIMINARY STATEMENT

         Pursuant to the Agreement, the Transferor has created the Travelers Bank Master Credit Card Trust I (the "Trust"). Section 6.03 of the Agreement provides that the Transferor may from timeto time direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are due to be set forth in a Supplement to the Agreement.

         Pursuant to this Supplement, the Transferor and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.

                                   ARTICLE I

               Creation of the Series [__________] Certificates

     Section 1.1    Designation.

     (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as "Travelers Bank Credit Card Master Trust I, Series [__________]." The Series of Investor Certificates created hereby shall be issued in three Classes. The first Class shall be known as the "Class A [____%][Floating-Rate] Asset Backed Certificates, Series [__________]," the second Class shall be known as the "Class B [____%][Floating-Rate] Asset Backed Certificates, Series [__________]" and the third Class shall be known as the "Class C [____%] [Floating-Rate] Asset Backed Interests, Series [__________.]" Except as expressly provided herein, the Class C Interests shall be deemed to be "Investor Certificates" for all purposes under the Agreement and this Supplement and shall be in uncertificated form. Notwithstanding anything to the contrary in the Agreement, (i) none of the Class B Certificateholders or the Class C Interest Holders shall be considered a Series Enhancer for Series [__________].

     (b) Series [__________] shall be included in Group [One]. Series [__________] shall be a Principal Sharing Series. Series [__________] shall be an Excess Allocation Series with respect to Group [One] only. [Series [__________] shall be entitled to share Excess Transferor Finance Charge
Collections and Shared Transferor Principal Collections.]   Series [__________]
shall not be subordinated to any other Series. Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series [__________] shall be the _________ 1998 Distribution Date, and references herein to the

Monthly Period relating to the __________ 1998 Distribution Date shall mean the period from the Closing Date through the end of ___________ 1998.

     (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern.

     (d) The Class C Interest Holders, as holder of an "Investor Certificate" under the Agreement, shall be entitled to the benefits of the Agreement and this Supplement. Notwithstanding the foregoing, except as expressly provided herein, the provisions of Article VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates and clauses (a) and (c) of the definition of "Tax Opinion" in Section 1.01 of the Agreement shall not be applicable to the Class C Interests.


                                   ARTICLE II

                                  Definitions

     Section 2.1.   Definitions

     (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

     "Additional Interest" shall mean, at any time of determination, the Class A Additional Interest and the Class B Additional.

     "Available Investor Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) (i) an amount equal to the Principal Allocation Percentage of all Collections of Principal Receivables received during such Monthly Period, minus (ii) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to
Section 4.8 are required to fund any deficiency in the amount to be distributed pursuant to subsections 4.5(a)(i), (ii) and (iii) or subsectioins 4.5(b)(i) and
(ii) and subsection 4.7(d) for the related Distribution Date, plus (b) any Shared Principal Collections with respect to other Principal Sharing Series [and any Shared Transferor Principal Collections] that are allocated to Series [__________] in accordance with Section 4.04 of the Agreement and subsection 4.10(a) hereof, plus (c) any other amounts which pursuant to subsection 4.5(a)(iii) (including any amounts allocated with respect thereto pursuant to subsection 4.7(a)) and subsections 4.7(b), (d), (e), (h) and (i) hereof are to be treated as Available Investor Principal Collections with respect to the related Distribution Date or subsections 4.5(b)(i) and (ii) and subsection 4.7(d).

     "Average Principal Balance" shall mean, for any Monthly Period in which an Addition Date or Removal Date occurs, the weighted average of the sum of (i) the product of the Principal Receivables in the Trust and one minus the Discount Percentage and (ii) the principal amount on deposit in the Excess Funding Account at the end of the day on the last day of the prior Monthly Period and the sum of (i) the product of the Principal Receivables in the Trust and one minus the Discount Percentage and (ii) the principal amount on deposit in the Excess Funding Account at the end of the day on the related Addition Date or Removal Date, weighted, respectively, by a fraction, the numerator of which is the number of days from and including the first day of such Monthly Period, to but excluding the related Addition Date or Removal Date, and the denominator of which is the number of days in such Monthly Period, and by a fraction, the numerator of which is the number of days from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period, and the denominator of which is the number of days in such Monthly Period.

     "Base Rate" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest, the Class C Monthly Interest and the Monthly Servicing Fee with respect to the related Distribution Date and the denominator of which is the Investor Amount as of the last day of the preceding Monthly Period.

     "Book-Entry Register" shall mean the register maintained by the Trustee providing for the registration of the Class C Interests and transfers thereof.

     "Class A Accumulation Period" shall mean, unless a Pay Out Event with respect to Series [__________] shall have occurred prior thereto, the period commencing on the Controlled Accumulation Date or such later date as is determined in accordance with Section 4.13 and ending on the first to occur of
(a) the commencement of the Rapid Amortization Period, (b) the payment in full to the Class A Certificateholders of the Class A Investor Amount or (c) the Series Termination Date.

     "Class A Accumulation Period Length" shall have the meaning specified in
Section 4.13.

     "Class A Additional Interest" shall have the meaning specified in subsection 4.2(a).

     "Class A Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Percentage of the Collections of Finance Charge Receivables allocated to Series [__________] (including any [investment earnings on amounts on deposit in the Pre-Funding Account and any other] amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement), (b) the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date, and (c) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to Section 4.14, are required to be included in Class A Available Funds with respect to such Distribution Date.

     "Class A Certificate Rate" shall mean, [____% of per annum] [from the Closing Date through __________ ____, 199____, from __________ ____, 199____, through __________

____, 199____ and with respect to each Interest Period thereafter, a per annum rate equal to [LIBOR] as determined on the related [LIBOR] Determination Date for such Interest Period plus the Class A Certificate Rate Spread].

     ["Class A Certificate Rate Spread" shall mean ___% per annum.]

     "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

     "Class A Certificates" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.

     "Class A Expected Final Distribution Date" shall mean the _______ _____ Distribution Date.

     "Class A Floating Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class A Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of such day; provided, however, that with respect to the first Monthly Period, the Class A Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

     "Class A Initial Invested Amount" shall mean $____________.

     "Class A Initial Investor Amount" shall mean the aggregate initial principal balance of the Class A Certificates, which is $_____________.

     "Class A Interest Shortfall" shall have the meaning specified in subsection 4.2(a).

     "Class A Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Invested Amount, [plus (b) the amount of any increases in the Class A Invested Amount during the Funding Period pursuant to Section 4.16 on or prior to such date,] minus (c) the aggregate amount of principal payments [(other than principal payments made from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period)] made to the Class A Certificateholders on or prior to such date, minus (d) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of Class A Investor Charge-Offs reimbursed pursuant to subsection 4.6(a) prior to such date minus (e) the Principal Funding Account Balance.

     "Class A Investor Amount" shall mean, on any date of determination, an amount equal to the sum of (a) the Class A Invested Amount, [(b) the Class A Floating Percentage of the Pre-Funded Amount] and (c) the Principal Funding Account Balance.

     "Class A Investor Charge-Off" shall have the meaning specified in subsection 4.6(a).

     "Class A Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class A Floating Percentage for such Monthly Period.

     "Class A Monthly Interest" shall have the meaning specified in subsection 4.2(a).

     "Class A Monthly Principal" shall have the meaning specified in subsection 4.3(a).

     "Class A Penalty Rate" shall mean the sum of the Class A Certificate Rate and ___% per annum.

     "Class A Principal Percentage" shall mean, with respect to any Monthly Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and
(ii) during the Controlled Accumulation Period or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the Revolving Period, and the denominator of which is the Invested Amount as of such last day; provided, however, that with respect to the first Monthly Period, the Class A Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount and the denominator of which is the Initial Invested Amount.

     "Class A Required Amount" shall have the meaning specified in subsection 4.4(a).

     "Class A Servicing Fee" shall have the meaning specified in Section 3.1.


     "Class B Accumulation Period" shall mean, unless a Pay Out Event with respect to Series [__________] shall have occurred prior thereto, the period commencing on the first day of the Monthly Period immediately preceding the Class B Principal Commencement Date and ending on the first to occur thereafter of (a) the commencement of the Rapid Amortization Period, (b) the payment in full to the Class B Certificateholders of the Class B Invested Amount or (c) the Series Termination Date.

     "Class B Additional Interest" shall have the meaning specified in subsection 4.2(b).

     "Class B Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Class B Floating Percentage of the Collections of Finance Charge Receivables allocated to Series [__________] (including any [investment earnings on amounts on deposit in the Pre-Funding Account and any other] amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement).

     "Class B Certificate Rate" shall mean, [___% per annum] [from the Closing Date through __________ ____, 199____, from __________ ____, 199____ through
__________ _____,

199____, and with respect to each Interest Period thereafter, a per annum rate equal to [LIBOR] as determined on the related [LIBOR] Determination Date for such Interest Period plus the Class B Certificate Rate Spread].

     ["Class B Certificate Rate Spread" shall mean ___% per annum.]

     "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

     "Class B Certificates" shall mean any one of the Certificates executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

     "Class B Expected Final Distribution Date" shall mean the _________ _____ Distribution Date.

     "Class B Floating Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of such day; provided, however, that with respect to the first Monthly Period, the Class B Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

     "Class B Initial Invested Amount" shall mean $__________.

     ["Class B Initial Investor Amount" shall mean the aggregate initial principal balance of the Class B Certificates, which is $___________.]

     "Class B Interest Shortfall" shall have the meaning specified in subsection 4.2(b).

     "Class B Invested Amount" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Invested Amount, [plus (b) the amount of any increases in the Class B Invested Amount during the Funding Period pursuant to Section 4.16 on or prior to such date,] minus (c) the aggregate amount of principal payments [(other than principal payments made from amounts on deposit in the Pre-Funding Account on the first Distribution Date following the end of the Funding Period)] made to the Class B Certificateholders prior to such date minus (d) the excess, if any, of the aggregate amount of Class B Investor Charge-Offs for all prior Distribution Dates over the aggregate amount of any reimbursement of Class B Investor Charge-Offs pursuant to subsection 4.6(b) for all Distribution Dates preceding such date, minus (e) the amount of Reallocated Principal Collections allocated on all prior Distribution Dates pursuant to subsection 4.8(a) (excluding any Reallocated Principal Collections that have resulted in a reduction in the Class C Invested Amount pursuant to subsection 4.6(c)), minus (f) an amount equal to the amount by which the Class B Invested Amount has been reduced on all prior Distribution Dates pursuant to subsection 4.6(a) and plus (g) the amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection

4.7(e) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (d), (e) and (f); provided, however, that the Class B Invested Amount shall not be reduced below zero.

     ["Class B Investor Amount" shall mean, for any date of determination, an amount equal to the sum of (a) the Class B Invested Amount and (b) the Class B Floating Percentage of the Pre-Funded Amount.]

     "Class B Investor Charge-Off" shall have the meaning specified in subsection 4.6(b).

     "Class B Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class B Floating Percentage for such Monthly Period.

     "Class B Monthly Interest" shall have the meaning specified in subsection 4.2(b).

     "Class B Monthly Principal" shall have the meaning specified in subsection 4.3(b).

     "Class B Penalty Rate" shall mean the sum of the Class B Certificate Rate and ____% per annum.

     "Class B Principal Commencement Date" shall mean the Distribution Date on which the Class A Investor Amount is paid in full or on which the Principal Funding Account Balance is equal to the Class A Investor Amount; provided, that if the Class A Investor Amount is paid in full on the Class A Expected Final Distribution Date and the Rapid Amortization Period has not commenced, the Class B Principal Commencement Date shall mean the Class B Expected Final Distribution Date.

     "Class B Principal Percentage" shall mean, with respect to any Monthly Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and
(ii) during the Controlled Accumulation Period or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the Revolving Period, and the denominator of which is the Invested Amount as of such last day; provided, however, that with respect to the first Monthly Period, the Class B Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

     "Class B Required Amount" shall have the meaning specified in subsection 4.4(b).

     "Class B Servicing Fee" shall have the meaning specified in Section 3.1.

     "Class C Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the Class C Floating Percentage of the Collections of Finance Charge Receivables allocated to Series [__________] (including any [investment earnings on amounts on deposit in the Pre-Funding Account and any other] amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement).

     "Class C Floating Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class C Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Invested Amount as of such day; provided, however, that with respect to the first Monthly Period, the Class C Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class C Initial Invested Amount and the denominator of which is the Initial Invested Amount.

     "Class C Initial Invested Amount" shall mean $__________.

     ["Class C Initial Investor Amount" shall mean the aggregate initial principal balance of the Class C Interest, which is $__________.]

     "Class C Interests" shall mean a fractional undivided interest in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Class C Interest Holder under this Supplement the portion of Collections allocable thereto under the Agreement and this Supplement, funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Supplement [and, funds on deposit in the Pre-Funding Account].

     "Class C Interest Holder" shall mean the Person in whose name a Class C Interest is registered in the Book-Entry Register, which initially shall be the Transferor.

     "Class C Interest Rate" shall mean, with respect to each Interest Period, a per annum rate equal to 0%; provided, however, that such interest rate may be increased pursuant to the terms of a supplemental agreement entered into in acordance with Section 4.17.

     "Class C Invested Amount" shall mean, for any date of determination, an amount equal to (a) the Class C Initial Invested Amount, [plus (b) the amount of any increases in the Class C Invested Amount during the Funding Period pursuant to Section 4.16 on or prior to such date,] minus (c) an amount equal to the amount by which the Class C Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.6, minus (d) the aggregate amount paid pursuant to subsections 4.5(d)(i) and 4.5(e)(iii) prior to such date, and plus
(e) the aggregate amount of Excess Finance Charge Collections allocated and available on all prior Distribution Dates pursuant to subsection 4.7(i) for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c); provided, however, that the Class C Invested Amount shall not be reduced below zero.

     ["Class C Investor Amount" shall mean, for any date of determination, an amount equal to the sum of (a) the Class C Invested Amount and (b) the Class C Floating Percentage of the Pre-Funded Amount.]

     "Class C Investor Default Amount" shall mean, with respect to each Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class C Floating Percentage for such Monthly Period.

     "Class C Monthly Interest" shall mean the interest, if any, distributable in respect of the Class C Interest as such interest may be calculated in a supplemental agreement entered into in accordance with Section 4.17.

     "Class C Monthly Principal" shall have the meaning specified in subsection 4.3(c).

     "Class C Principal Percentage" shall mean, with respect to any Monthly Period, a percentage (which shall never exceed 100% or be less than 0%) equal to the difference between 100% and the sum of the Class A Principal Percentage and the Class B Principal Percentage for such Monthly Period.

     "Class C Servicing Fee" shall have the meaning specified in Section 3.1.

     "Closing Date" shall mean __________ ____, 199____.

     "Controlled Accumulation Amount" shall mean (a) for any Distribution Date with respect to the Class A Accumulation Period, the maximum Class A Invested Amount during the Revolving Period divided by twelve; provided, however, that, if the Class A Accumulation Period is modified pursuant to Section 4.13, (i) the Controlled Accumulation Amount for each Distribution Date with respect to the Class A Accumulation Period shall mean the amount determined in accordance with
Section 4.13 on the date on which the Class A Accumulation Period has most recently been modified and (ii) the sum of the Controlled Accumulation Amounts for all Distribution Dates with respect to the modified Class A Accumulation Period shall not be less than the maximum Class A Invested Amount during the Revolving Period and (b) for any Distribution Date with respect to the Class B Accumulation Period, the maximum Class B Invested Amount during the Revolving Period.

     "Controlled Accumulation Date" shall mean the close of business on _____________ __, ________.

     "Controlled Accumulation Period" shall mean the Class A Accumulation Period and the Class B Accumulation Period.

     ""Controlled Deposit Amount" shall mean, for any Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.

     "Covered Amount" shall mean for any Distribution Date with respect to the Class A Accumulation Period or the first Special Payment Date, if such Special Payment Date occurs prior to the Class B Principal Commencement Date, an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the period from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, times (B) the Class A Certificate Rate and (ii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date.

     "Deficit Controlled Accumulation Amount" shall mean (a) on the first Distribution Date with respect to the Class A Accumulation Period or the Class B Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount distributed from the Collection Account as Class A Monthly Principal or Class B Monthly Principal, as the case may be, for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Class A Accumulation Period or the Class B Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date over the amount distributed from the Collection Account as the case may be, for such subsequent Distribution Date.

     ["Designated Maturity" shall mean, for any [LIBOR] Determination Date, one month[; provided, that [LIBOR] for the initial Interest Period will be determined by straight-line interpolation (based on the actual number of days in the initial Interest Period) between the rates determined as described in
Section 4.11 for a Designated Maturity of one month and a Designated Maturity of two months].]

     "Excess finance Charge Collections" shall mean, for Series [____________] and any Distribution Date, the sum of Excess Spread for such Distribution Date and Excess Finance Charges [and Excess Transferor Finance Charge Collections] allocated to Series [____________] for such Distribution Date.

     "Excess Finance Charges" shall mean, for Series [__________] and any Distribution Date, amounts allocated pursuant to Section 4.04 of the Agreement to Series [__________] for such Distribution Date.

     "Excess Spread" shall mean, with respect to any Distribution Date, the sum of the amounts, if any, specified pursuant to subsections 4.5(a)(iv), 4.5(b)(iii) and 4.5(c)(ii) with respect to such Distribution Date.

     "Finance Charge Shortfall" shall have the meaning specified in subsection 4.9(a).

     "Fitch" shall mean Fitch Investors Service, L.P., or its successors.

     "Floating Allocation Percentage" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Invested Amount as of the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the Initial Invested Amount) and the denominator of which is the greater of (1) the sum of (x) the product of the total amount of Principal Receivables in the Trust at the end of the day on such date (or with respect to the first Monthly Period, at the end of the day on the Closing Date) and one minus the Discount Percentage and (y) the principal amount on deposit in the Excess Funding Account as of the end of the day on such date and (2) the sum of the numerators used to calculate the Series Percentages (as such term is defined in the

Agreement) with respect to Finance Charge Receivables or Defaulted Receivables, as applicable, for all Series then outstanding; provided, however, that, with respect to any Monthly Period in which an Addition Date or a Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the denominator in (x) above shall be the Average Principal Balance; provided further, however, that with respect to any Monthly Period in which an Addition Date or a Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the denominator in
(x) above shall be (1) for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period and (2) for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period, the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date.

     ["Funding Period" shall mean the period commencing on the Closing Date and ending upon the first to occur of (x) the commencement of the Rapid Amortization Period, (y) the date on which the Invested Amount shall first equal the Initial Investor Amount and (z) ________ __, 199____.]

     "Group [One]" shall mean Series [_________] and each other Series hereafter specified in the related Supplement to be included in Group [One].

     "Initial Invested Amount" shall mean the sum of the Class A Initial Invested Amount, the Class B Initial Invested Amount and the Class C Initial Invested Amount.

     "Initial Investor Amount" shall mean the sum of the Class A Initial Investor Amount, the Class B Initial Investor Amount and the Class C Initial Investor Amount.

     ["Initial Pre-Funded Amount" shall mean $___________.]

     "Initial Servicing Fee" shall have the meaning specified in Section 3.1.

     "Interest Period" shall mean, with respect to any Distribution Date, the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

     "Invested Amount" shall mean, as of any date of determination, an amount equal to the sum of (a) the Class A Invested Amount as of such date, (b) the Class B Invested Amount as of such date and (c) the Class C Invested Amount as of such date.

     "Investor Amount" shall mean, as of any date of determination, an amount equal to the sum of (a) the Invested Amount, (b) [the Pre-Funded Amount and
(c)]the Principal Funding Account Balance.

     "Investor Charge-Offs" shall mean Class A Investor Charge-Offs and Class B Investor Charge-Offs.

     "Investor Default Amount" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

     ["LIBOR" shall mean an interest rate per annum determined by the Trustee for each Interest Period in accordance with the provisions of Section 4.11.]

     ["[LIBOR] Determination Date" shall mean __________ ____, 199____ with respect to the period from the Closing Date through __________ 15, 199____; and, with respect to each Interest Period thereafter, the [second London Business Day] prior to every Distribution Date on which such Interest Period begins commencing with the ___________ 199____ Distribution Date.]

     ["London Business Day" shall mean a Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.]

     "Monthly Interest" means, with respect to any Distribution Date, the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest for such Distribution Date.

     "Monthly Servicing Fee" shall have the meaning specified in Section 3.1.

     "Net Portfolio Yield" shall mean, with respect to any Monthly Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to (a) an amount equal to the product obtained by multiplying the Floating Allocation Percentage with respect to such Monthly Period and the amount of Collections of Finance Charge Receivables with respect to such Monthly Period (including any other amounts that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement), [plus (b) any investment earnings on amounts on deposit in the Pre-Funding Account,] plus (c) the amount of any Principal Funding Investment Proceeds for the related Distribution Date, plus (d) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to Section 4.14, are required to be included in Class A Available Funds with respect to such Distribution Date, minus (e) the Investor Default Amount for the Distribution Date with respect to such Monthly Period, and the denominator of which is the Investor Amount as of the last day of the preceding Monthly Period.

     "Percentage Allocation" shall have the meaning specified in subsection 4.1(b)(ii).

     ["Pre-Funded Amount" shall mean, as of any date of determination, the amount on deposit in the Pre-Funding Account (net of all interest and other investment income).]

     ["Pre-Funding Account" shall have the meaning set forth in subsection 4.15(a).]

     "Principal Allocation Percentage" shall mean, with respect to any Monthly
Period:

     (a) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (x) the numerator of which is the Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Closing Date) and (y) the denominator of which is the greater of (i) the sum of (A) the product of the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period and one minus the Discount Percentage and
(B) the principal amount on deposit in the Excess Funding Account as of such last day (or, in the case of the first Monthly Period, the Closing Date) and
(ii) the sum of the numerators used to calculate the Series Percentages applicable to Principal Receivables for all Series outstanding as of the date as to which such determination is being made;

     (b) during the Controlled Accumulation Period or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (x) the numerator of which is the Invested Amount as of the last day of the Revolving Period and (y) the denominator of which is the greater of (i) the sum of (A) the product of the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period and one minus the Discount Percentage and (B) the principal amount on deposit in the Excess Funding Account as of such last day and (ii) the sum of the numerators used to calculate the Series Percentages applicable to Principal Receivables for all Series outstanding as of the date as to which such determination is being made;

     provided however, that with respect to any Monthly Period in which an Addition Date or a Removal Date occurs and the Servicer need not make daily deposits of Collections into the Collection Account, the amount in clause (y)
(i) of paragraphs (a) and (b) above shall be the Average Principal Balance; provided further, however, that with respect to any Monthly Period in which an Addition Date or a Removal Date occurs and the Servicer is required to make daily deposits of Collections into the Collection Account, the amount in clause
(y) (i) of paragraphs (a) and (b) above shall be (1) for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date, the sum of (x) the product of the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period and one minus the Discount Percentage and (y) the principal amount on deposit in the Excess Funding Account as of such last day and (2) for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period, the sum of
(x) the product of the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date and one minus the Discount Percentage and (y) the principal amount on deposit in the Excess Funding Account at the end of the day on the related Addition Date or Removal Date.

     "Principal Funding Account" shall have the meaning set forth in subsection 4.12(a)(i).

     "Principal Funding Account Balance" shall mean, with respect to any date of determination during the Controlled Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

     "Principal Funding Investment Proceeds" shall have the meaning specified in subsection 4.12(a)(ii).

     "Principal Shortfall" shall have the meaning specified in Section 4.10.

     "Rapid Amortization Period" shall mean, (a) if on the day on which a Pay Out Event with respect to Series [__________] is deemed to have occurred the Servicer need not make daily deposits into or withdrawals from the Collection Account pursuant to subsection 4.03(a) of the Agreement, the period commencing at the close of business on the Business Day immediately preceding the first day of the Monthly Period in which such Pay Out Event is deemed to have occurred or
(b) otherwise, the period commencing at the close of business on the Business Day immediately preceding the day on which a Pay Out Event with respect to Series [__________] is deemed to have occurred, and ending on the first to occur of (i) the payment in full to the Class A Certificateholders and the Class B Certificateholders of the Class A Investor Amount and the Class B Invested Amount, respectively, and the payment in full to the Class C Interest Holder of the Class C Invested Amount, if any, or (ii) the Series Termination Date.

     "Reallocated Principal Collections" shall mean, with respect to any Monthly Period, the product of (a) the Principal Allocation Percentage with respect to such Monthly Period, (b) the aggregate amount of Collections in respect of Principal Receivables for such Monthly Period and (c) the sum of the Class B Principal Percentage and the Class C Principal Percentage with respect to such Monthly Period.

     "Reassignment Amount" shall mean, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the Invested Amount on such Distribution Date, plus (ii) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series [__________] Holders on a prior Distribution Date, plus (iii) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series [__________] Holders on a prior Distribution Date.

     ["Reference Banks" shall mean ____________________, _________________ and
_____________________ or such other major banks in the London interbank market selected by the Servicer from time to time.]

     "Required Class C Invested Amount" shall mean, with respect to any Distribution Date, the greater of (i) the product of (a) the sum of (I) [the sum of] the Class A Invested Amount [and the Class A Floating Percentage of the Pre-Funded Amount] and (II) [the sum of the Class B Invested Amount] [and the Class B Floating Percentage of the Pre-Funded Amount,] each as of such Distribution Date after taking into account all distributions made on such Distribution Date, and (b) a fraction, the numerator of which is __% and the denominator of which is the excess of 100% over __% and (ii) the product of (A) $___________ and (B) ___%; provided, however, that (i) if there are any reductions in the Class C Invested Amount pursuant to clause [(b)][(c)] of the definition of such amount, or a Pay Out Event occurs with respect to Series [__________], then the Required Class C Invested Amount for any Distribution Date shall equal the Required Class C Invested Amount on the Distribution Date immediately preceding such reduction or Pay

Out Event, (ii) in no event shall the Required Class C Invested Amount exceed the sum of the Class A Invested Amount and the Class B Invested Amount on any such date, and (iii) the Required Class C Invested Amount may be reduced without the consent of the Series [__________] Holders, if the Transferors shall have received written notice from each Rating Agency (with a copy delivered to the Trustee) that such reduction will not result in the reduction or withdrawal of the then current rating of the Series [__________] Certificates and the Transferor shall have delivered to the Trustee an Officer's Certificate to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such reduction will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would constitute a Pay Out Event, to occur with respect to Series [__________].

     "Required Reserve Account Amount" shall mean, with respect to any Distribution Date prior to the Reserve Account Funding Date, $0, and on or after the Reserve Account Funding Date, an amount equal to (a) the product of (i) ____% of the Class A Investor Amount as of the preceding Distribution Date (after giving effect to all changes therein on such date) and (ii) a fraction, the numerator of which is the number of Monthly Periods scheduled to be included in the Class A Accumulation Period as of such date and the denominator of which is twelve (except that if such numerator is one, the Required Reserve Account Amount determined pursuant to this clause (a) shall be $0) or (b) any other amount designated by the Transferor, provided that, if such designation is of a lesser amount, the Transferor (i) shall have received written notice from each Rating Agency that such designation will not result in the reduction or withdrawal of the rating of the Series [__________] Certificates and shall have delivered copies of each such written notice to the Servicer and the Trustee, and (ii) shall have delivered to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event, to occur with respect to Series [__________].

     "Reserve Account" shall have the meaning specified  in subsection 4.14(a).

     "Reserve Account Funding Date" shall mean the Distribution Date with respect to the Monthly Period which commences three months prior to the Monthly Period in which, as of the related Determination Date, the Controlled Accumulation Period is scheduled to commence.

     "Reserve Account Surplus" shall mean, as of any date of determination, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

     "Reserve Draw Amount" shall have the meaning specified in subsection
4.14(c).

     "Revolving Period" shall mean the period beginning on the Closing Date and ending on the earlier of (a) the close of business on the day preceding the commencement of the Controlled Accumulation Period and (b) the close of business on the day preceding the commencement of the Rapid Amortization Period.

     "Series Invested Amount" shall mean the Invested Amount.

     "Series Investor Amount" shall mean, as of any date of determination, an amount equal to the numerator of the Principal Allocation Percentage on such date.

     "Series [__________]" shall mean the Series of Investor Certificates, the terms of which are specified in this Supplement, and shall include the Class A Certificates, the Class B Certificates and the Class C Interests.

     "Series [__________] Certificateholder" shall mean a Class A
Certificateholder or a Class B Certificateholder.

     "Series [__________] Certificate" shall mean a Class A Certificate or a Class B Certificate.

     "Series [__________] Holder" shall mean a Class A Certificateholder, a Class B Certificateholder or a Class C Interest Holder.

     "Series Percentage" shall mean with respect to Finance Charge Receivables and Defaulted Receivables, the Floating Allocation Percentage, and with respect to Principal Receivables, the Principal Allocation Percentage.

     "Series Termination Date" shall mean the earlier to occur of (i) the _______ ____ Distribution Date and (ii) the termination of the Trust pursuant to
Section 12.01 of the Agreement.

     "Servicing Base Amount" shall have the meaning specified in Section 3.1.

     "Servicing Fee Rate" shall mean ____%.

     "Special Payment Date" shall mean each Distribution Date with respect to the Rapid Amortization Period.

     "Subordinate Principal Collections" shall have the meaning specified in subsection 4.1(a)(ii).

     ["Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace such page on such service for the purpose of displaying comparable rates or prices).]

           (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Supplement or the Agreement with respect to Series [__________], [Moody's and Standard & Poor's].

           (c) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement.

           (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation."

           (e) Unless the context otherwise requires, references in this Supplement to the Transferor shall initially mean CC Credit Corporation in its capacity as Transferor; and from and after the date any Additional Transferor is designated pursuant to subsection 2.09(e) of the Agreement, such references shall mean CC Credit Card Corporation in its capacity as Transferor and any such Additional Transferor(s).

                                     ARTICLE III

                                 Servicer and Trustee

     Section 3.1.   Servicing Compensation.

     The share of the Servicing Fee allocable to the Series [__________] Holders with respect to any Distribution Date (the "Monthly Servicing Fee"), shall be equal to one-twelfth the product of (i) the Servicing Fee Rate and (ii) the Invested Amount, if any, as of the last day of the Monthly Period preceding such Distribution Date (the amount calculated pursuant to this clause (ii) is referred to as the "Servicing Base Amount"); provided, however, with respect to the December 1996 Distribution Date, the Monthly Servicing Fee (the "Initial Servicing Fee") shall be $________.

      The share of the Monthly Servicing Fee allocable to the Class A Certificateholders with respect to any Distribution Date (the "Class A Servicing Fee"), shall be equal to one-twelfth of the product of (a) the Class A Floating Percentage, (b) the Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the ___________ 199____ Distribution Date, the Class A Servicing Fee shall be $_________. The share of the Monthly Servicing Fee allocable to the Class B Certificateholders with respect to any Distribution Date (the "Class B Servicing Fee"), shall be equal to one-twelfth of the product of (a) the Class B Floating Percentage, (b) the Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the __________ 199____ Distribution Date, the Class B Servicing Fee shall be $________. The share of the Monthly Servicing Fee allocable to the Class C Interest Holder with respect to any Distribution Date (the "Class C Servicing Fee"), shall be equal to one-twelfth of the product of (a) the Class C Floating Percentage, (b) the Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the __________ 199____ Distribution Date, the Class C Servicing Fee shall be $_________. The remainder of the Servicing Fee shall be paid by the Holders of the Transferor Certificates or the Certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee, the Series [__________] Holders be liable for the share of the Servicing Fee to be paid by the Holders of the Transferor Certificates or the Certificateholders of any other Series. The Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.5(a)(ii), 4.7(a) or 4.8(a);

the Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.5(b)(ii), 4.7(c) or 4.8(b); and the Class C Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to subsection 4.5(c)(i) or 4.7(g).


                                      ARTICLE IV

        Rights of Series [__________] Certificateholders and Class C Interest
                 Holder and Allocation and Application of Collections

     Section 4.1. Collections and Allocations The Servicer will apply, or will instruct the Trustee to apply, all collections and other funds on deposit in the Collection Account that are allocated to the Series [__________] Holders as follows:

     (a) Daily Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, on or prior to the close of business on the second Business Day following any Date of Processing, allocate the following amounts as set forth below:

         (i)    Allocate to the Series [__________] Holders the product of
    (x) the Floating Allocation Percentage on such Date of Processing and (y) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing, and of that allocation, deposit and retain in the Collection Account [(A) prior to the [LIBOR] Determination Date occurring in such Monthly Period, an amount equal to the product of (v) the Floating Allocation Percentage on such Date of Processing and (w) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing and (B) on and after such [LIBOR] Determination Date,] an amount equal to the difference between (1) Monthly Interest for the related Distribution Date (plus, if The Travelers Bank is not the Servicer, the Monthly Servicing Fee for such Monthly Period) and (2) the amounts previously deposited in the Collection Account with respect to such Monthly Period pursuant to this subsection (a)(i);

         (ii) Allocate to the Series [__________] Holders an amount equal to the product of (A) the Principal Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing, which amount shall be first, if any other Principal Sharing Series is outstanding and in its Amortization Period or Accumulation Period (as such terms are defined in the Agreement), retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections in accordance with
    Section 4.04 of the Agreement to other Series on the related Distribution Date, and second paid to the Holders of the Transferor Certificates;
    provided however, that the amount to be paid to the Holders of the Transferor Certificates pursuant to this subsection 4.1(a)(ii) on any Date of Processing shall be paid to such Holders only if the Transferor Amount on such Date of Processing is greater than the Required Transferor Amount and an amount equal to the product of (I) the aggregate amount of Principal Receivables and (II) one minus the Discount Percentage is greater than the Required Principal Balance (after giving effect to all Principal Receivables transferred to the Trust on such day and any amounts deposited in the Excess Funding Account on such day) and otherwise shall be deposited in the Excess Funding Account until the Transferor Amount is greater than the Required Transferor Amount and an amount equal to the product of (I) the aggregate amount of Principal Receivables and (II) one minus the Discount Percentage is greater than the Required Principal Balance and applied in accordance with Section
    4.02 of the Agreement and the remainder shall be paid to the Holders of the Transferor Certificates; provided further, however, that if and for so long as the Class C Invested Amount is less than the Required Class C Invested Amount during a Monthly Period, an amount equal to the sum of
    (x) the Class C Principal Percentage of the product of the Principal Allocation Percentage and the aggregate amount of Collections of Principal Receivables and (y) the Class B Principal Percentage of the product of the Principal Allocation Percentage and the aggregate amount of Collections of Principal Receivables ("Subordinate Principal Collections") on each Date of Processing with respect to such Monthly Period shall be deposited and retained in the Collection Account during such Monthly Period.

    (b) Daily Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, the Servicer shall, prior to the close of business on the second Business Day following any Date of Processing, allocate the following amounts as set forth below:

         (i) Allocate to the Series [__________] Holders and deposit and retain in the Collection Account an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

         (ii) Allocate to the Series [__________] Holders and deposit and retain in the Collection Account an amount equal to the product of
    (x) the Principal Allocation Percentage on such Date of Processing and
    (y) the aggregate amount of Collections of Principal Receivables on such Date of Processing (for any such date, a "Percentage Allocation"); provided, however, that if the sum of such Percentage Allocations with respect to the same Monthly Period exceeds the Controlled Deposit Amount for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series is outstanding and in its Amortization Period or Accumulation Period (as such terms are defined in the Agreement), retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections in accordance with Section
    4.04 of the Agreement to other Series on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Amount on such Date of Processing is greater than the Required Transferor Amount and an amount equal to the productof (I) the aggregate amount of Principal Receivables and (II) one minus the Discount Percentage is greater than the Required Principal Balance (after giving effect to all Principal Receivables transferred to the Trust on such day and any amounts deposited in the Excess Funding Account on such day) and otherwise shall be deposited in the Excess Funding Account until the Transferor Amount is greater than the Required Transferor Amount and an amount equal to the product of (I) the aggregate amount of Principal

    Receivables and (II) one minus the Discount Percentage is greater than the Required Principal Balance and applied in accordance with Section
    4.02 of the Agreement and the remainder shall be paid to the Holders of the Transferor Certificates; provided further, however, that if and for so long as the Class C Invested Amount is less than the Required Class C Invested Amount for a Monthly Period, Subordinate Principal Collections with respect to each Date of Processing with respect to such Monthly Period shall be retained in the Collection Account during such Monthly Period.

     (c) Daily Allocations During the Rapid Amortization Period. During the Rapid Amortization Period, the Servicer shall, prior to the close of business on the second Business Day following any Date of Processing, allocate the following amounts as set forth below:

         (i) Allocate to the Series [__________] Holders and deposit and retain in the Collection Account an amount equal to the product of (A) the Floating Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Finance Charge Receivables on such Date of Processing.

         (ii) Allocate to the Series [__________] Holders and deposit and retain in the Collection Account an amount equal to the product of (A) the Principal Allocation Percentage on such Date of Processing and (B) the aggregate amount of Collections of Principal Receivables on such Date of Processing; provided, however, that after the date on which an amount of such Collections equal to the Investor Amount has been deposited into the Collection Account and allocated to the Series [__________] Holders, the amount determined in accordance with this subparagraph (ii) in excess thereof shall be first, if any other Principal Sharing Series is outstanding and in its Amortization Period or Accumulation Period (as such terms are defined in the Agreement), retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections in accordance with Section 4.04 of the Agreement to other Series on the related Distribution Date, and second paid to the Holders of the Transferor Certificates only if the Transferor Amount on such Date of Processing is greater than the Required Transferor Amount and an amount equal to the product of (I) the aggregate amount of Principal Receivables and (II) one minus the Discount Percentage is greater than the Required Principal Balance (after giving effect to all Principal Receivables transferred to the Trust on such day and any amounts deposited in the Excess Funding Account on such day) and otherwise shall be deposited in the Excess Funding Account until the Transferor Amount is greater than the Required Transferor Amount and an amount equal to the product of (I) the aggregate amount of Principal Receivables and (II) one minus the Discount Percentage is greater than the Required Principal Balance and applied in accordance with Section 4.02 of the Agreement and the remainder shall be paid to the Holders of the Transferor Certificates.

     (d) Notwithstanding the foregoing, the Servicer need not make daily deposits of Collections into the Collection Account at any time when the requirements of Section 4.03 of the Agreement are satisfied.

     Section 4.2    Determination of Monthly Interest.

     (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date shall be an amount equal to the [one -twelfth of] product of (i) [(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B)] the Class A Certificate Rate and (ii) the outstanding principal amount of the Class A Certificates as of the close of business on the preceding Record Date; provided, however, with respect to the ___________ 199____ Distribution Date, Class A Monthly Interest shall be equal to the interest accrued on the Class A Initial Investor Amount at the applicable
Class A Certificate Rate for the period from the Closing Date to but excluding __________ 15, 199____.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class C Additional Interest") equal to [one-twelfth of] the product of (i) [(A) a fraction, the numerator of which is the actual number of days from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, times (B)] the Class A Penalty Rate and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Certificateholders) shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class A Interest Shortfall is paid to the Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to Class A Certificateholders only to the extent permitted by applicable law.

     (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date shall be an amount equal to [one-twelfth of] the product of (i) [(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B)] the Class B Certificate Rate and (ii) the outstanding principal amount of the Class B Certificates as of the close of business on the preceding Record Date; provided, however, with respect to the ___________ 199____ Distribution Date, Class B Monthly Interest shall be equal to the interest accrued on the Class B Initial Investor Amount at the applicable Class B Certificate Rate for the period from the Closing Date to but excluding _________ 15, 199____.

     On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to [one-twelfth of] the product of (i) [(A) a fraction, the numerator of which is the actual number of days in the period from and including the preceding Distribution Date to but excluding such Distribution Date and the denominator of which is 360, times (B)] the Class B Penalty Rate and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Certificateholders) shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to the Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to Class B Certificateholders only to the extent permitted by applicable law.

     Section 4.3.   Determination of Monthly Principal.

     (a) The amount of monthly principal ("Class A Monthly Principal") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date, beginning with the first Distribution Date with respect to the Class A Accumulation Period or the Rapid Amortization Period, shall be equal to the least of (x) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (y) for each Distribution Date with respect to the Class A Accumulation Period (and on or prior to the Class A Expected Final Distribution
Date), the Controlled Deposit Amount for such Distribution Date and (z) the Class A Invested Amount on such Distribution Date.

     (b) The amount of monthly principal ("Class B Monthly Principal") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date, beginning with the Class B Principal Commencement Date, shall be equal to the least of (x) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Distribution Date), (y) for each Distribution Date with respect to the Class B Accumulation Period on or prior to the Class B Expected Final Distribution Date, the Controlled Deposit Amount for such Distribution Date and (z) the Class B Invested Amount on such Distribution Date.

     (c) The amount, if any, of monthly principal ("Class C Monthly Principal") distributable with respect to the Class C Invested Amount on each Distribution Date shall equal the following amounts:

         (i) on any Distribution Date prior to the Distribution Date on which the Class B Invested Amount is paid in full, shall be an amount equal to the lesser of (A) Available Investor Principal Collections not applied to Class A Monthly Principal or Class B Monthly Principal on such Distribution Date and (B) the positive excess, if any, of the Class C Invested Amount over the Required Class C Invested Amount for such Distribution Date (calculated after giving effect to all distributions on such Distribution Date but before giving effect to the payment of Class C Monthly Principal on such Distribution Date); and

         (ii) for each Distribution Date beginning on the Distribution Date on which the Class B Invested Amount is paid in full, shall be an amount equal to the Available Investor Principal Collections with respect to such Distribution Date (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal and Class B Monthly Principal on such Distribution Date);

     provided, however, with respect to any Distribution Date, Class C Monthly Principal shall not exceed the Class C Invested Amount.

     Section 4.4.   Required Amount.

     (a) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which (a) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iv) the Class A Servicing Fee for such Distribution Date, (v) any Class A Servicing Fee previously due but not paid to the Servicer and (vi) the Class A Investor Default Amount, if any, for such Distribution Date exceeds (b) the Class A Available Funds. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the date of computation and all or a portion of the Excess Finance Charge Collections allocable to Series [__________] with respect to the related Monthly Period in an amount equal to the Class A Required Amount for such Distribution Date shall be distributed from the Collection Account on such Distribution Date pursuant to subsection 4.7(a). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections allocable to Series [__________] with respect to the related Monthly Period, all or a portion of the Reallocated Principal Collections with respect to such Monthly Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to subsection 4.8(a).

     (b) With respect to each Distribution Date on the related Determination Date, the Servicer shall determine the amount (the "Class B Required Amount") equal to the sum of (I) the amount, if any, by which (a) the sum of (i) Class B Monthly Interest for such Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iii) any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iv) the Class B Servicing Fee for such Distribution Date and (v) any Class B Servicing Fee previously due but not paid to the Servicer exceeds (b) the Class B Available Funds plus (II) the Class B Investor Default Amount for such Distribution Date. In the event that the Class B Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the date of computation and all or a portion of Excess Finance Charge Collections allocable to Series [__________] (other than Excess Finance Charge Collections applied pursuant to subsections 4.7(a) and (b) with respect to such Distribution Date) with respect to the related Monthly Period shall be applied to fund the Class B Required Amount. In the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Finance Charge Collections allocable to Series [__________] with respect to such Monthly Period and available to fund the Class B Required Amount as provided in the preceding sentence, all or a portion of the Reallocated Principal Collections allocable to the Class C Invested Amount available therefor with respect to such Monthly Period in an amount equal to such excess shall be distributed from the Collection Account on such Distribution Date pursuant to subsection 4.8(b).

     (c) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class C Required Amount"), if any, equal to the amount by which the sum of (x) the current and overdue Class C Servicing Fee for such Distribution Date, plus (y) the sum of (i) Class C Monthly Interest for such Distribution Date and (ii) any Class C Monthly Interest previously due but not paid to the Class C Interest Holders on a prior Distribution Date, plus (z) the Class C Investor Default Amount, if any, for such Distribution Date exceeds the amount of Class C Available Funds and Excess Finance Charge Collections available to pay such amounts pursuant to subsection 4.5(c)(i) and subsections 4.7(f), (g) and (h). In the event that the Class C Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class C Required Amount on the date of computation.

     Section 4.5. Application of Class A Available Funds, Class B Available Funds, Class C Available Funds and Available Investor Principal Collections. The Servicer shall apply or shall cause the Trustee to apply, on each Distribution Date, Class A Available Funds, Class B Available Funds, Class C Available Funds and Available Investor Principal Collections for the Monthly Period with respect to such Distribution Date to make the following distributions:

     (a) On each Distribution Date, an amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed in the following priority:

         (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class A Certificateholders;

         (ii) an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior
    Distribution Date, shall be distributed to the Servicer;

         (iii) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections for such Distribution Date; and

         (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.7.

     (b) On each Distribution Date, an amount equal to the Class B Available Funds with respect to such Distribution Date will be distributed in the following priority:

              (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

             (ii) an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

            (iii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.7.

    (c) On each Distribution Date, an amount equal to the Class C Available Funds with respect to such Distribution Date will be distributed in the following priority:

              (i) if The Travelers Bank or the Trustee is no longer the Servicer, an amount equal to the Class C Servicing Fee for such Distribution Date, plus the amount of any Class C Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer; and

             (ii) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.7.

    (d) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections for the related Monthly Period shall be distributed in the following order of priority:

              (i) an amount equal to Class C Monthly Principal for such Distribution Date, up to the Class C Invested Amount on such Distribution Date, shall be distributed to the Class C Interest Holder; and

             (ii) the balance, if any, shall be treated as a portion of Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

    (e)  On each Distribution Date with respect to the Controlled
Accumulation Period or the Rapid Amortization Period, an amount equal to the Available Investor Principal Collections for the related Monthly Period shall be distributed in the following priority:

              (i) an amount equal to Class A Monthly Principal for such Distribution Date, up to the Class A Invested Amount, on such Distribution Date, shall be deposited in the Principal Funding Account for payment to the Class A Certificateholders by the Paying Agent on the earlier to occur of the Class A Expected Final Distribution Date or the first Special Payment Date;

             (ii) for each Distribution Date beginning on the Class B Principal Commencement Date, an amount equal to Class B Monthly Principal for such Distribution Date, up to the Class B Invested Amount on such Distribution Date, shall be distributed to the Paying Agent for payment to the Class B Certificateholders;

            (iii) an amount equal to Class C Monthly Principal for such Distribution Date, up to the Class C Invested Amount on such Distribution Date, shall be distributed to the Class C Interest Holder; and

             (iv) for each Distribution Date, after giving effect to paragraphs (i), (ii) and (iii) above, an amount equal to the balance, if any, of such Available Investor Principal Collections then on deposit in the Collection Account shall be treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement.

    Section 4.6.  Default Amounts; Investor Charge-Offs.

    (a) On each Determination Date commencing with the Determination Date relating to the _________ 199____ Distribution Date, the Servicer shall calculate the Class A Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class A Required Amount for the related Monthly Period exceeds the sum of (x) the amount of Reallocated Principal Collections with respect to such Monthly Period and (y) the amount of Excess Finance Charge Collections allocable to Series [__________] with respect to such Distribution Date, the Class C Invested Amount shall be reduced by the amount of such excess, but not by more than the excess of the Class A Investor Default Amount for such Distribution Date over the amount of Reallocated Principal Collections and Excess Finance Charge Collections. In the event that such reduction would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount shall be reduced to zero and the Class B Invested Amount shall be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the Class C Invested Amount with respect to such Distribution Date and the amount of Reallocated Principal Collections and Excess Finance Charge Collections used to fund the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Class B Invested Amount to be a negative number, the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the aggregate amount of the reductions, if any, of the Class C Invested Amount and the Class B Invested Amount for such Distribution Date and the amount of Reallocated Principal Collections and Excess Finance Charge Collections used to fund the Class A Investor Default Amount for such Distribution Date (a "Class A Investor Charge-Off"). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge-Offs) on any Distribution Date by the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.7(b).

    (b) On each Determination Date, the Servicer shall calculate the Class B Required Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of Excess Finance Charge Collections allocated to Series [__________] with respect to the related Monthly Period which are not used to fund the Class A Required Amount and Class A Investor Charge-Offs on the related Distribution Date and (y) the amount of Reallocated Principal Collections allocable to the Class C Invested Amount which are available to fund the Class B Required Amount on such Distribution Date pursuant to subsection 4.8(b), then the Class C Invested Amount shall be reduced by the amount of such excess, but not by more than the excess of the Class B Investor Default Amount for such Distribution Date over the amount of Reallocated Principal Collections and Excess Finance Charge Collections used to fund the Class B Investor Default Amount for such Distribution Date. In the event that such reduction would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the Class C Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class B Investor Default Amount for such Distribution Date over the amount of such reduction, if any, of the Class C Invested Amount with respect to such Distribution Date and the amount of Reallocated Principal Collections and Excess Finance Charge Collections used to fund the Class B Investor Default Amount for such Distribution Date (a "Class B Investor Charge-Off"). Class B Investor Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge-Offs) on any Distribution Date by the amount of Excess Finance Charge Collections allocated and available for that purpose pursuant to subsection 4.7(e).

    (c) If, on any Distribution Date, Reallocated Principal Collections for such Distribution Date are applied pursuant to subsection 4.8(a) or (b), the Class C Invested Amount shall be reduced by the amount of such Reallocated Principal Collections. In the event that such reduction would cause the Class C Invested Amount to be a negative number, the Class C Invested Amount shall be reduced to zero, and the Class B Invested Amount shall be reduced by the amount by which the Class C Invested Amount would have been reduced below zero.

    (d) If, on any Distribution Date, the Class C Investor Default Amount exceeds the amount of Excess Finance Charge Collections available to fund the Class C Investor Default Amount pursuant to subsection 4.7(h) on such Distribution Date, then the Class C Invested Amount shall be reduced by the amount of such excess.

    Section 4.7. Excess Finance Charge Collections. The Servicer shall apply or shall cause the Trustee to apply, on each Distribution Date, Excess Finance Charge Collections for such Distribution Date to make the following distributions in the following priority:

    (a) an amount equal to the Class A Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to subsections 4.5(a)(i), (ii) and (iii), in that order of priority;

    (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed as provided in subsection 4.6(a) (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to subsection 4.6(a)) shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

    (c) an amount up to the Class B Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to subsections 4.5(b)(i) and (ii), in that order of priority;

    (d) an amount equal to the Class B Investor Default Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

    (e) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses [(d), (e) and (f)] of the definition of "Class B Invested Amount" in Section 2.1 of this Supplement (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

    (f) an amount equal to the Class C Monthly Interest, if any, for such Distribution Date, plus the amount of any Class C Monthly Interest previously due but not distributed to the Class C Interest Holder on a prior
Distribution Date distributed to the Class C Interest Holder;

    (g) an amount equal to the Class C Servicing Fee for such Distribution Date (or if The Travelers Bank or the Trustee is no longer the Servicer, the portion of the Class C Servicing Fee for such Distribution Date not paid pursuant to subsection 4.5(c)(i)), plus the amount of any Class C Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer;

    (h) an amount equal to the Class C Investor Default Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections with respect to such Distribution Date;

    (i) an amount equal to the aggregate amount by which the Class C Invested Amount has been reduced pursuant to clause [(c)] of the definition of "Class C Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Investor Principal Collections with respect to such Distribution Date;

    (j) an amount up to the excess, if any, of the Required Reserve Account Amount over the amount on deposit therein, shall be deposited into the Reserve Account;

    (k) the balance, if any, shall constitute a portion of "Excess Finance Charges" available for allocation to other Series in Group [One] or to the Holders of the Transferor Certificates for such Distribution Date as described in Section 4.04 of the Agreement.

    Section 4.8. Reallocated Principal Collections. The Servicer shall apply or shall cause the Trustee to apply on each Distribution Date, Reallocated Principal Collections (applying all such Collections with respect to the Class C Invested Amount prior to applying any such Collections with respect to the Class B Invested Amount and applying no such Collections with respect to the Class B Invested Amount pursuant to clause (b) below) with respect to such Distribution Date, to make the following distributions in the following priority:

    (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Finance Charge Collections allocated to Series [__________] with respect to the related Monthly Period shall be distributed by the Trustee to fund any deficiency pursuant to subsections 4.5(a)(i), (ii) and (iii), in that order of priority;

    (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Finance Charge Collections allocated and available to the Class B Certificates pursuant to subsections 4.7(c) and (d) on such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to subsections 4.5(b)(i) and (ii) and subsection 4.7(d), in that order of priority; and

    (c) the balance, if any, of such Reallocated Principal Collections shall be treated as a portion of Available Investor Principal Collections.

    Section 4.9. Excess Finance Charges [and Excess Transferor Finance Charge Collections].

    (a) Subject to subsection 4.04(b) of the Agreement, Excess Finance Charges with respect to the Series in Group [One] for any Distribution Date will be allocated to Series [__________] in an amount equal to the product of
(x) the aggregate amount of Excess Finance Charges with respect to all the Series in Group [One] for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series [__________] for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls (as defined in the related Supplements) for all the Series in Group [One] for such Distribution Date. The "Finance Charge Shortfall" for Series [__________] for any Distribution Date shall be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.5(a), 4.5(b) and 4.5(c) and
4.7 (except for subsection 4.7(n)) on such Distribution Date over (b) the sum of Class A Available Funds, Class B Available Funds and Class C Available Funds with respect to the related Monthly Period.

    [(b) Subject to subsection 4.04(c) of the Agreement, Excess Transferor Finance Charge Collections for any Distribution Date will be allocated to Series [__________] in an amount equal to the product of (x) the Excess Transferor Finance Charge Collections for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series [__________] for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls (as defined in the related Supplements) for all Series entitled to receive Excess Transferor Finance Charge Collections for such Distribution Date, in each case after applying Excess Finance Charges, if any, to each such Series (including Series [__________]).]

    Section 4.10. Shared Principal Collections and Shared Transferor Principal Collections.

    (a) Subject to subsection 4.04(a) of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series [__________] in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series [__________] for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series that are Principal Sharing Series for such Distribution Date. The "Principal Shortfall" for Series [__________] shall be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the Controlled Accumulation Period (on or prior to the Class B Expected Final Distribution Date), the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections [or Shared Transferor Principal Collections]) and (c) for each Distribution Date with respect to the Rapid Amortization Period or the Controlled Accumulation Period after the Class B Expected Final Distribution Date, the excess, if any, of the Invested Amount over the amount of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections
[or Shared Transferor Principal Collections]).

    [(b) Subject to subsection 4.04(d) of the Agreement, Shared Transferor Principal Collections for any Distribution Date will be allocated to Series [__________] in an amount equal to the product of (x) Shared Transferor Principal Collections and (y) a fraction, the numerator of which is the Principal Shortfall for Series [__________] and the denominator of which is the aggregate amount of Principal Shortfalls (as defined in the related Supplements) for all Series entitled to receive Shared Transferor Principal Collections for such Distribution Date, in each case after applying Shared Principal Collections, if any, to each such Series (including Series [__________]).]

    [Section 4.11.     Determination of [LIBOR].

    (a) On each [LIBOR] Determination Date, the Trustee shall determine [LIBOR] based on the rate for deposits in United States dollars for a period of the Designated Maturity which appears on Telerate Page 3750 as of [11:00 A.M. (London Time)] on such date.

    (b) If such rate does not appear on Telerate Page 3750, the Trustee will determine [LIBOR] on the basis of quotations of the offered rates for deposits in United States dollars provided by the Reference Banks at approximately [11:00 A.M. (London time)] on such [LIBOR] Determination Date to prime banks in the [London interbank market] for a period of the Designated Maturity. If at least two such quotations are provided, [LIBOR] will be the arithmetic mean of such quotations.

    (c) If, on the [LIBOR] Determination Date, such rate does not appear on Telerate Page 3750 and only one or none of the Reference Banks provides such offered quotations, [LIBOR] will be the rate per annum that the Trustee determines to be the arithmetic mean of the offered quotations that three major banks in the City of New York selected by the Servicer are quoting at approximately [11:00 A.M. (New York City time)] on that day for loans in United States dollars to leading European banks for a period of the Designated Maturity.

    (d) The Class A Certificate Rate or Class B Certificate Rate applicable to the then-current and the immediately preceding Interest Periods may be obtained by any Series [__________] Certificateholder by telephoning the Trustee at its Corporate Trust Office at (____) ____-____.]

    Section 4.12. Principal Funding Account.

              (a) (i) The Servicer, for the benefit of the Series [__________] Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit
    Account (the "Principal Funding Account"), bearing a designation
    clearly indicating that     the funds deposited therein are held for the
    benefit of the Series [__________] Certificateholders. The Principal
    Funding Account shall   initially be established with The Bank of New
    York.

             (ii) At the direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series [__________] Certificateholders; provided that on each Distribution Date all interest and other investment income (net of losses and investment expenses) ("Principal Funding Investment Proceeds") on funds on deposit therein shall be applied as set forth in paragraph (iii) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed in writing by the Servicer, the Servicer having reasonably determined that the interest of the Series [__________] Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. Unless the Servicer directs otherwise, funds deposited in the Principal Funding Account on a Transfer Date (which immediately precedes a Distribution Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

            (iii) On each Distribution Date, the Servicer shall direct the Trustee to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Investment Proceeds then on deposit in the Principal Funding Account, and such Principal Funding Investment Proceeds shall be treated as a portion of Class A Available Funds for such Distribution Date.

             (iv) Reinvested interest and other investment income on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

              (b) (i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under
    the     sole dominion and control of the Trustee for the benefit of the
    Series [__________] Certificateholders. If, at any time, the Principal Funding Account ceases to be an Eligible Deposit Account, the Trustee shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Principal Funding Account meeting the conditions specified in paragraph (a) (i) above as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Principal Funding Account.

             (ii) Pursuant to the authority granted to the Servicer in subsection 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section
    5.01 of this Supplement and Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Principal Funding Account for the purpose of making distributions to the Series [__________] Certificateholders.

    Section 4.13. Class A Accumulation Period. The Class A Accumulation Period is scheduled to commence on the Controlled Accumulation Date; provided, however, that if the Class A Accumulation Period Length on any Determination Date (determined as described below) is less than twelve months, upon notice to the Trustee, the Transferor and each Rating Agency, the Servicer, at its option, may elect to modify the date on which the Class A Accumulation Period actually commences to the first day of the month that is a number of months prior to the month in which the Class A Expected Final Distribution Date occurs at least equal to the Class A Accumulation Period Length (so that, as a result, the number of Monthly Periods in the Class A Accumulation Period will at least equal the Class A Accumulation Period Length); provided, however, that (i) the length of the Class A Accumulation Period will not be less than one month; and (ii) notwithstanding any other provision of this Supplement to the contrary, no election to postpone the commencement of the Class A Accumulation Period shall be made after a Pay Out Event (as defined in the related Supplement) shall have occurred and is continuing with respect to any other Series. On each Determination Date, the Servicer will determine the "Class A Accumulation Period Length," which will mean a number of months such that the amount available for distribution of principal on the Class A Certificates on the Class A Expected Final Distribution Date will equal or exceed the Class A Investor Amount, assuming for this purpose that (1) the payment rate with respect to Collections of Principal Receivables remains constant at the lowest level of such payment rate during the twelve preceding Monthly Periods (or such lower payment rate as the Servicer may select), (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess

Funding Account, if any) and the Discount Percentage remains constant at the level on such date of determination, (3) no Pay Out Event with respect to any Series will subsequently occur and (4) no additional Series (other than any Series being issued on such date of determination) will be subsequently issued. Any notice by the Servicer electing to modify the commencement of the Class A Accumulation Period pursuant to this Section 4.13 shall specify
(i) the Class A Accumulation Period Length, (ii) the commencement date of the Class A Accumulation Period and (iii) the Controlled Accumulation Amount with respect to each Monthly Period during the Class A Accumulation Period.

    Section 4.14. Reserve Account.

    (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series [__________] Holders, an Eligible Deposit Account (the "Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series [__________] Holders. The Reserve Account shall initially be established with The Bank of New York. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series [__________] Holders. If at any time the Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash and/or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time for the purposes set forth in this Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.7(j).

    (b) Funds on deposit in the Reserve Account shall be invested at the written direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the immediately succeeding Transfer Date. The Trustee shall maintain for the benefit of the Series [__________]Holders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an Eligible Investment before its maturity, if so directed by the Servicer in writing, the Servicer having reasonably determined that the interest of the Series [__________] Holders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the amount on deposit in the Reserve Account is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited in the Collection Account and treated as Collections of Finance Charge Receivables allocable to Series [__________]. For purposes of determining the availability of funds or the balance in the

Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

    (c) On the Determination Date preceding each Distribution Date with respect to the Controlled Accumulation Period (prior to the Class B Expected Final Distribution Date) and the first Special Payment Date, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Payment Date over the Principal Funding Investment Proceeds with respect to such Distribution Date or Special Payment Date; provided, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under subsection 4.7(j) with respect to such Distribution Date.

    (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the amount on deposit in the Reserve Account, shall be withdrawn from the Reserve Account on the related Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in Class A Available Funds for such Distribution Date.

    (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay to the Holders of the Transferor Certificates or their designee an amount equal to such Reserve Account Surplus.

    (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) the day on which the Class A Investor Amount is paid in full to the Class A Certificateholders, (iii) if the Controlled Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to Series [__________] and (iv) if the Controlled Accumulation Period has commenced, the earlier of the first Special Payment Date and the Class A Expected Final Distribution Date, the Trustee, acting in accordance with the written instructions of the Servicer, after the prior payment of all amounts owing to the Series [__________] Certificateholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to the Holders of the Transferor Certificates or their designee all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.

    [Section 4.15. Pre-Funding Account.

    (a) Establishment of the Pre-Funding Account. The Servicer hereby directs the Trustee, for the benefit of the Series [__________] Holders, to establish and maintain or cause to be established and maintained in the name of the Trustee, on behalf of the Series [__________] Holders, an Eligible Deposit Account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series [__________] Holders. The Transferor does hereby transfer, assign, set over and otherwise convey to the Trustee for the benefit of the Series [__________]Holders, without recourse, all of its right, title and interest in, to and under the Pre-Funding Account, any Eligible Investments on deposit therein and any proceeds of the foregoing. The Pre-Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series [__________]Holders. If, at any time, the Pre-Funding Account ceases to be an Eligible Deposit Account, the Servicer shall direct the Trustee to establish within ten Business Days a new Pre-Funding Account meeting the conditions specified above, transfer any cash or any investments from the old Pre-Funding Account to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be the "Pre-Funding Account." In addition, after five days' notice to the Trustee, the Servicer may direct the Trustee to establish a new Pre-Funding Account meeting the conditions specified above, transfer any cash or investments from the old Pre-Funding Account to such new Pre-Funding Account and from the date such new Pre-Funding Account is established, it shall be the "Pre-Funding Account." The Trustee, at the direction of the Servicer, shall make withdrawals and payments from the Pre-Funding Account from time to time for the purposes set forth in this Supplement.

    (b) Administration of Pre-Funding Account. The Trustee shall on the Closing Date deposit into the Pre-Funding Account the Initial Pre-Funded Amount from the proceeds of the sale of the Series [__________] Certificates and the Class C Interests. On the Business Day preceding each Transfer Date, the Trustee, acting in accordance with written instructions from the Servicer, shall withdraw from the Pre-Funding Account and deposit into the Collection Account all interest and other investment income on the Pre-Funded Amount with respect to the prior Monthly Period. Such investment income shall be deemed to be Collections of Finance Charge Receivables allocated to Series [__________]. Interest (including reinvested interest) and other investment income on funds on deposit in the Pre-Funding Account shall not be considered part of the Pre-Funded Amount for purposes of this Supplement.

    (c) Investment of Funds in Pre-Funding Account. Funds on deposit in the Pre-Funding Account shall be invested in Eligible Investments by the Trustee (or, at the direction of the Trustee, by the Servicer on behalf of the Trustee) selected at the written direction of the Servicer. Funds on deposit in the Pre-Funding Account on the Closing Date and thereafter shall be invested in Eligible Investments that will mature so that such funds will be available for withdrawal on the Business Day next succeeding the next increase in the Invested Amount pursuant to Section 4.16 or, if earlier, on the next succeeding Transfer Date.

    (d) Principal Payments from Pre-Funding Account. In the event that the Pre-Funded Amount exceeds zero at the end of the Funding Period, on the first Distribution Date on or after the last day of the Funding Period the Servicer shall apply or shall cause the Trustee to apply the Pre-Funded Amount to the payment by the Paying Agent of principal on the Class A Certificates, the Class B Certificates and the Class C Interests on a pro rata basis based on the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount.]

    [Section 4.16. Increases in Invested Amount. On the last day of each Monthly Period during the Funding Period, commencing ___________ __, 199____, the Invested Amount shall increase to the extent that the Transferor Amount on such day exceeds the product of (A) the sum of____% and the Required Transferor Percentage on such date and (B) the sum of (i) the product of the aggregate amount of Principal Receivables in the Trust and one minus the

Discount Percentage and (ii) amounts on deposit in the Excess Funding Account on such day; provided, however, that the Invested Amount shall in no event exceed $__________ or increase pursuant to this Section 4.16 by an amount in excess of the Pre-Funded Amount immediately prior to giving effect to such increase. Such increase in the Invested Amount shall be allocated to the Class A Certificates, the Class B Certificates and the Class C Interests on a pro rata basis based on the Class A Invested Amount, the Class B Invested Amount and the Class C Invested Amount immediately prior to such increase. Upon any increase in the Invested Amount pursuant to this Section 4.16, the Servicer shall instruct the Trustee in writing to withdraw from the Pre-Funding Account and pay to Holders of the Transferor Certificates no later than the next succeeding Business Day an amount equal to the amount of such increase in the Invested Amount.]

    Section 4.18. Designation of Class C Interest Terms; Sale of Class C Interests. The Transferor may at any time, without the consent of the Investor Certificateholders, (i) sell or transfer all or a portion of the Class C Interest and (ii) in connection with any such sale or transfer, enter into a supplemental agreement with the Trustee pursuant to which the Transferor and the Trustee may amend the Class C Interest Rate, set forth the calculation of the Class C Monthly Interest, provide for the payment of additional amounts with respect to any Monthly Interest and provide for such other provisions with respect to the Class C Interests as may be specified in such supplemental agreement, provided that in each case (A) the Transferor shall have given notice to the Trustee, the Servicer and the Rating Agencies of such proposed sale or transfer of the Class C Interest and such supplemental agreement at least five Business Days prior to the consummation of such sale or transfer and the execution of such proposed supplemental agreement; (B) the Rating Agency Condition shall have been satisfied; (C) no Pay Out Event shall have occurred prior to the consumation of such proposed sale or transfer of Class C Interests or the execution of such supplemental agreement; (D) the Transferor shall have delivered an Officer's Certificate, dated the date of the consummation of such sale or transfer and the effectiveness of such supplemental agreement, to the effect that, in the reasonable belief of the Transferor, such action will not, based on the facts known to such officer at the time of such certification, cause a Pay Out Event to occur with respect to any Series, and (E) the Transferor will have delivered a Tax Opinion, dated the date of such certificate with respect to such action; provided further, (i) as a condition to the sale or transfer of all or a portion of the Class C Interest the transferee shall be required to agree not to institute against, or join any other Person in instituting against, the Trust or the Transferor any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, for one year and one day after all Investor Certificates are paid in full and (ii) the Class C Interests may not be sold or transferred, in whole or in part, to The Travelers Bank or The Travelers Bank USA.

                                   ARTICLE V

    Distributions and Reports to Series [__________] Certificateholders

    Section 5.1.  Distributions.

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

    (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts that are allocated and available on such Distribution Date to pay interest on the Class A Certificates pursuant to this Supplement.

    (b) On each Distribution Date, commencing with the first to occur of the Class A Expected Final Payment Date and the first Special Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts that are allocated and available on such date to pay principal of the Class A Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Investor Amount on such date (unless there has been an optional repurchase of the Certificateholders' Interest pursuant to
Section 10.01 of the Agreement, in which event the foregoing limitation will not apply).

    (c) On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts that are allocated and available on such Distribution Date to pay interest on the Class B Certificates pursuant to this Supplement.

    (d) On each Distribution Date, commencing with the Class B Principal Commencement Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts that are allocated and available on such date to pay principal of the Class B Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class B Investor Amount on such date (unless there has been an optional repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation will not apply).

    (e) The distributions to be made pursuant to this Section 5.1 are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.1 and 8.2 of this Supplement.

    (f) Except as provided in Section 12.02 of the Agreement with respect to a final distribution in respect of the Class A Certificates or the Class B Certificates, distributions to Series [__________] Holders hereunder shall be made by check mailed to each Series [__________] Holder at such Series [__________] Holder's address appearing in the Certificate Register or the Book-Entry Register, as applicable, without presentation or surrender of any Series [__________] Certificate or the making of any notation thereon; provided, however, that with respect to Series [__________] Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

    Section 5.2.  Certificates and Statements.

    (a) Not later than each Determination Date, the Servicer shall deliver to the Trustee, the Paying Agent and each Rating Agency, a certificate substantially in the form of Exhibit B prepared by the Servicer.

    (b) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Series [__________] Holder a statement substantially in the form of Exhibit C prepared by the Servicer.

    (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series [__________] Holder or any Certificate Owner thereof by a request in writing to the Servicer.

    (d) On or before January 31 of each calendar year, beginning with calendar year 199____, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series [__________] Holder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series [__________] Holders, as set forth in paragraph (b) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series [__________] Holder, together with other information as is required to be provided by an issuer of indebtedness under the Internal Revenue Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.

                                   ARTICLE VI

                            Additional Pay Out Events

    Section 6.1. Additional Pay Out Events. If any one of the following events shall occur with respect to Series [__________]:

    (a) failure on the part of the Transferor (A) to make any payment or deposit required by the terms of the Agreement on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein or (B) duly to observe or perform in any material respect any other covenants or agreements of the Transferor set forth in the Agreement which has a material adverse effect on the Series [__________] Certificateholders (which determination shall be made, for so long as the Class C Invested Amount is greater than zero, without reference to whether any funds are available pursuant to Series Enhancement) and continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by Series [__________] Certificateholders aggregating not less than 50% of the sum of the outstanding principal balance of the Series [__________] Certificates;

    (b) any representation or warranty made by the Transferor in the Agreement or any information contained in a computer file or microfiche list required to be delivered by the

Servicer on behalf of the Transferor pursuant to Section 2.01 or 2.09 of the Agreement (A) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by Series [__________] Certificateholders aggregating not less than 50% of the sum of the outstanding principal balance of the Series [__________] Certificates and
(B) as a result of which the interests of the Series [__________] Certificateholders are materially and adversely affected (which determination shall be made, for so long as the Class C Invested Amount is greater than zero, without reference to whether any funds are available pursuant to any Series Enhancement); provided, however, that a Pay Out Event pursuant to this subparagraph (b) shall not be deemed to occur hereunder if the Transferor shall have accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period (or such longer period as the Trustee may specify) in accordance with the provisions hereof and of the Agreement;

    (c) (1)with respect to the last day of any prior Monthly Period during which the Transferor Amount is less than the Required Transferor Amount, the failure of the Transferor to convey on or prior to the Required Designation Date Receivables in Additional Accounts to the Trust such that the Transferor Amount shall be at least equal to the Required Transferor Amount as of the close of business on the applicable Addition Date; or (2) with respect to the last day of any prior Monthly Period during which the product of the aggregate amount of Principal Receivables and one minus the Discount Percentage is less than the Required Principal Balance as of such day, the failure of the Transferor to convey on or prior to the Required Designation Date Receivables in Additional Accounts to the Trust such that the product of the aggregate amount of the Principal Receivables and one minus the Discount Percentage shall be at least equal to the Required Principal Balance as of the close of business on the applicable Addition Date;

    (d) the Net Portfolio Yield averaged over three consecutive Monthly Periods is less than the Base Rate averaged over such period;

    (e) any Servicer Default shall occur which would have a material adverse effect on the Series [__________] Certificateholders (which determination shall be made, for so long as the Class C Invested Amount is greater than zero, without reference to whether any funds are available pursuant to any Series Enhancement); or

    (f) the Class A Investor Amount shall not be paid in full on the Class A Expected Final Distribution Date or the Class B Invested Amount shall not be paid in full on the Class B Expected Final Distribution Date;

    then, in the case of any event described in subparagraph (a), (b) or (e), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the holders of Series [__________] Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Series [__________] Certificates by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Holders of the Series [__________] Certificates may declare that a Pay Out Event has occurred with respect to Series [__________] as of the date of such notice, and, in the case of any event described in subparagraph (c), (d) or (f) a Pay Out Event shall occur with respect to Series [__________] without any notice or other action on the part of the Trustee or Holders of Series [__________] Certificates immediately upon the occurrence of such event.

                                  ARTICLE VII

                    Optional Repurchase; Series Termination

    Section 7.1. Optional Repurchase. On any day occurring on or after the date on which the Investor Amount is reduced to [10]% or less of the Initial Investor Amount, the Transferor shall have the option to purchase the interest of the Series [__________] Certificateholders (including the Class C Interests), at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

    Section 7.2. Series Termination.

    (a) If, on the ________ ______ Distribution Date, the Investor Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the 40-day period which begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to the Investor Amount and accrued and unpaid interest thereon at the close of business on the last day of the Monthly Period preceding the Series Termination Date (after giving effect to all distributions required to be made on the Series Termination Date, except pursuant to this Section 7.2; provided, however that in no event shall such amount exceed the Series Percentage of Receivables on the Series Termination
Date). Such bids shall require that such sale shall (subject to subsection 7.2(b)) occur on the Series Termination Date. The Transferor shall be entitled to participate in, and to receive from the Trustee a copy of each other bid submitted in connection with, such bidding process.

    (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Series Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to Series [__________] pursuant to the Agreement and this Supplement; provided, however, that the Servicer shall determine conclusively the amount of such proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During the period from the ________ _______ Distribution Date to the Series Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate and deposit such collections in accordance with the provisions of the Agreement and the Supplements.

                                 ARTICLE VIII

                             Final Distributions

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    Section 8.1.  Sale of Receivables or Certificateholders' Interest
Pursuant to Section 2.06 or 10.01 of the Agreement.

    (a) Purchase Price. The amount to be paid with respect to Series [__________] in connection with (i) a reassignment of Receivables to the Transferor pursuant to Section 2.06 of the Agreement or (ii) a repurchase of the Certificateholders' Interest pursuant to Section 10.01 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

    (b) Distributions Pursuant to Section 7.01 or 7.02 of this Supplement and Section 10.01 of the Agreement. With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.1 or 8.1(a)(ii) or any amounts allocable to Series [__________] deposited into the Collection Account pursuant to Section 7.2, the Trustee shall, not later than 3:00 p.m. New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case, after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds: (i) (x) the Class A Investor Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Certificateholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Certificateholders, (ii) (x) the Class B Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Certificateholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date,
(B) any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders on a prior Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Certificateholders and (iii) (x) the Class C Invested Amount on such Distribution Date will be distributed to the Class C Interest Holder and (y) an amount equal to the sum of (A) Class C Monthly Interest, if any, for such Distribution Date and (B) any Class C Monthly Interest previously due but not distributed to the Class C Interest Holders on a prior Distribution Date shall be distributed to the Class C Interest Holder.

    (c) Distributions Pursuant to Section 2.06 of the Agreement. With respect to any amounts deposited into the Collection Account pursuant to subsection 8.1(a)(i), the Trustee shall, not later than 3:00 p.m., New York City time, on the related Distribution Date, deposit the principal portion of such amounts that are allocable to the Series [__________] Holders into the Collection Account.

    (d) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to subsection 8.1(b) for payment to the Series [__________] Certificateholders shall be deemed distributed in full to the Series [__________] Certificateholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to
Section 12.02 of the Agreement.

                                  ARTICLE IX

                                 Certificates

    Section 9.1. Book-Entry Certificates. The Class A Certificates and the Class B Certificates shall be delivered as Book-Entry Certificates. The Clearing Agency for the Class A Certificates and the Class B Certificates shall be The Depository Trust Company, and the Class A Certificates and the Class B Certificates shall be initially registered in the name of Cede & Co., its nominee.

    Section 9.2. Uncertificated Securities. The Class C Interests shall be delivered in uncertificated form.

                                   ARTICLE X

                           Miscellaneous Provisions

    Section 10.1. Ratification of Agreement. As supplemented by this Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

    Section 10.2. Counterparts. This Supplement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

    Section 10.3. Governing Law. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE UCC AS IN EFFECT IN THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

    Section 10.4. Notices. All directions, notices and instructions to the Trustee shall be in writing (which may be facsimile).

    Section 10.5. Amendments. This Supplement may be amended by the Transferor without the consent of the Servicer, the Trustee or any Investor Certificateholder if the Transferor provides the Trustee with (i) an Opinion of Counsel to the effect that such amendment or modification would reduce the risk that the Trust would be treated as taxable as a publicly traded partnership pursuant to Code section 7704 and (ii) an Officer's Certificate that such amendment or modification would not materially and adversely affect any Investor Certificateholder, provided that no such amendment shall be deemed effective without (i) the Trustee's consent, if the Trustee's rights, duties and obligations hereunder are thereby modified and (ii) the Trustee having obtained written assurance that such amendment or modification will not, by itself, lower the then-current ratings on the Series [__________] Certificates. The Transferor shall provide the Rating Agencies with prior written notice of any such amendment or modification.

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

    IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

                                            CC CREDIT CARD CORPORATION
                                             Transferor,


                                       By-------------------------------------
                                         Name:
                                         Title:


                                            THE TRAVELERS BANK,
                                             Servicer,


                                       By-------------------------------------
                                         Name:
                                         Title:


                                            THE BANK OF NEW YORK,
                                             Trustee


                                       By-------------------------------------
                                         Name:
                                         Title:










              [Signature Page for Series [__________] Supplement]